UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 8, 2023

Bumble Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40054	85-3604367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas	78756
(Address of Principal Executive Offices)	(Zip Code)

(512) 696-1409

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 8, 2023, certain selling stockholders affiliated with Blackstone Inc. and Bumble Inc.’s founder, Whitney Wolfe Herd (together, the “Selling Stockholders”) completed the previously-announced underwritten public offering (the “Offering”) of 13,750,000 shares (the “Shares”) of Class A common stock, $0.01 par value per share, of Bumble Inc. (the “Company”) at a public offering price of $22.80 per share.

In connection with the Offering, the Selling Stockholders and the Company entered into an underwriting agreement, dated as of March 2, 2023 (the “Underwriting Agreement”), by and among the Company, Buzz Holdings L.P., the Selling Stockholders and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the underwriters. Subject to the terms and conditions stated in the Underwriting Agreement, the underwriters agreed to purchase, and the Selling Stockholders agreed to sell to the underwriters, the number of Shares set forth opposite such Selling Stockholder’s name in Schedule I thereto. The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholders.

The above description of the Underwriting Agreement does not purport to be a complete summary of and is subject to and qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

Exhibit 1.1	Underwriting Agreement, dated as of March 2, 2023, by and among the Company, Buzz Holdings L.P., the Selling Stockholders and Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC, as representatives of the underwriters.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

By:	/s/ Anuradha B. Subramanian
Name:	Anuradha B. Subramanian
Title:	Chief Financial Officer

Date: March 8, 2023